FAT BRANDS

FRESH. AUTHENTIC. TASTY.

Investor Presentation

September 23, 2020

HURRICANE GRILL & WINGS

FATBURGER

Buffalo's

ELEVATION BURGER

PONDEROSA STEAKHOUSE

BONANZA STEAKHOUSE

YALLA mediterranean

Johnny Rockets BURGERS, SHAKES, FRIES & FUN



FATBURGER
ELEVATION

LEGAL DISCLAIMER

This presentation of FAT Brands Inc. ("we", "our" or the "Company") contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial and operating results of the Company, the Company's ability to leverage its expertise and infrastructure and successfully integrate and exploit the synergies of its acquisition of Johnny Rockets and other restaurant brands, the Company's ability to conduct future accretive acquisitions, and the effects on our business of the current novel coronavirus pandemic ("COVID-19"). Forward-looking statements generally use words such as "expect," "foresee," "anticipate," "believe," "project," "should," "estimate," "will," "plans," "forecast," and similar expressions, and reflect our expectations concerning the future. It is possible that our future performance may differ materially from current expectations expressed in these forward-looking statements. Forward-looking statements are subject to significant business, economic and competitive risks, uncertainties and contingencies including, but not limited to, uncertainties surrounding the severity, duration and effects of the COVID-19 pandemic, many of which are difficult to predict and beyond our control, which could cause our actual results to differ materially from the results expressed or implied in such forward-looking statements. We refer you to the documents that we file from time to time with the Securities and Exchange Commission, such as our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward-looking statements contained in this presentation. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this presentation.

CORPORATE OVERVIEW

FAT Brands Inc. (FAT Brands or the Company) is a leading multi-brand restaurant franchising company

- Develops, acquires and markets fast casual and casual dining restaurant concepts
- Strategic focus on generating revenue through franchise fees and royalty streams via an asset-light model
- TTM Q2 2020 Revenue and Adj. EBITDA of $19.3m and $4.2m, respectively
- FY 2019 Revenue and Adj. EBITDA of $22.5m and $7.7m, respectively

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

Global footprint of 9 distinct brands

- 366 locations around the world as of Q2 2020 with an additional 322 locations added to platform via acquisition of Johnny Rockets
- FY 2019 System-Wide Sales of $395m
- Currently have over 200 new franchise development commitments

JOHNNY ROCKETS ACQUISITION

On September 21, 2020, FAT Brands closed on the acquisition of the Johnny Rockets restaurant chain from an affiliate of Sun Capital Partners, Inc. for approximately $25m.

- Transformative transaction strengthens portfolio and diversifies footprint across venue types

Synergy Potential

- Offer Johnny Rockets franchisees the opportunity to establish virtual restaurants with other brands in the FAT portfolio to drive increased AUV
- Integrate corporate functions onto the FAT platform to save on overhead expenses
- Leverage FAT's in-house marketing and production team to reduce marketing costs, freeing up additional advertising funds to be spent directly on media placement
- Across the FAT portfolio, purchasing power will increase to ~$250m per year which will improve prices and margins for franchisees

Pro Forma Summary

	FAT Brands As of 6/28/20	Johnny Rockets As of 9/21/20	FAT Brands Pro Forma
2019 System-Wide Sales	$394m	$316m	$710m
# of Locations	380[1]	322	705
# of Franchisees	176	129	305

1. Includes 366 units open as of 6/28/20 and units currently under construction.

COMPANY OVERVIEW



PLATFORM HIGHLIGHTS[1]

6 Continents	305 Franchisees
37 Countries	101 Multi-Unit Franchisees
36 U.S. States	700+ Restaurants[2]
200+ Unit Development Pipeline	

FAT BRANDS FRESH. AUTHENTIC. TASTY.



Existing FAT Brands locations
Johnny Rockets Locations

1. Includes FAT Brands Q2 2020 metrics and Johnny Rockets metrics as of 09/21/20.
2. Includes 366 units open as of 6/28/20, units currently under construction and 322 Johnny Rockets locations open as of 09/21/20.

RESTAURANT CONCEPTS WITH STRONG BRAND RECOGNITION

	FATBURGER	Johnny Rockets	Buffalo's	PONDEROSA STEAKHOUSE / BONANZA STEAKHOUSE	HURRICANE GRILL & WINGS	YALLA	ELEVATION BURGER
Description	Founded in 1947 in Los Angeles, CA, has become a global leader in the fast casual, better burger category	Founded in 1986 in Los Angeles, CA, an iconic global fast-casual and casual dining brand	Founded in 1985 in GA, a casual dining concept offering fresh-never-frozen wings and classic American platters	Founded in the 1960s, an American family steakhouse brand	Founded in 1995 in FL, a casual dining concept known for its chicken wings	A fast casual dining concept focused on healthy Meditteranean cuising	Founded in 2002, a fast casual better burger concept offering grass-fed and organic burgers
Q2 2020 Store Count	168 locations incl. 101 co-branded locations	322 locations[1]	18 locations	83 locations	49 locations	7 locations	41 locations

1. Unit count as of 09/21/20.

COVID-19 UPDATE

Took actions in order to strengthen the physical and financial health of franchisees, their employees and customers as we focus on off-premise, and prepare locations for re-opening


*Pivoted marketing and advertising to **focus on driving off-premise dining***


Procured PPE** for all franchisees and established safety and distancing measures implemented **at store level


*Negotiated **180-day terms with suppliers**, like Sysco and US Foods, **to improve cash flow***


HURRICANE
GRILL & WINGS
Live with Flavor
*Provided guidance on **CARES Act PPP and SBA EIDL loans***


*Advised negotiation of **rent deferral***


*Prepared and executed advertising campaigns for **re-opening***

SYSTEMWIDE IMPROVEMENTS

As local restrictions eased and dining rooms began re-opening, systemwide sales have steadily improved, increasing 59% from the week ending 05/10/20 to the week ending 09/13/20.

- While dining rooms have remained closed or at limited capacity, franchisees have been able to maintain sales in recent weeks

Systemwide Sales



59% Increase
$3.4m
$3.7m
$4.0m
$4.2m
$4.4m
$5.1m
$5.3m
$5.2m
$5.0m
$5.3m
$5.3m
$5.3m
$5.4m
$5.4m
$5.4m
$5.4m
$5.4m
$5.4m
$5.4m
5/10/20
5/17/20
5/24/20
5/31/20
6/7/20
6/14/20
6/21/20
6/28/20
7/5/20
7/12/20
7/19/20
7/26/20
8/2/20
8/9/20
8/16/20
8/23/20
8/30/20
9/6/20
9/13/20
For The Week Ending

SUCCESSFUL INTEGRATIONS

Acquired Elevation Burger in 2019 and integrated into FAT Brands platform

- Increased FAT Brands store count by 41 locations
- Improved franchisee sentiment
- Re-introduced brand-level marketing and advertising fund
- Simplified menu and enhanced offerings
- Introduced plant-based-proteins

Since acquiring Hurricane in 2018, successfully reversed negative Same-Store Sales trend in 2019

- SSS growth of positive 6.4% in FY 2019 and positive 8.3% in Q4 2019
- Negative SSS trends of (4.7%) prior to our acquisition
- Optimized supply chain and integrated into the FAT Brands platform
- Scaled third party delivery across all locations
- Re-focused the brand marketing fund and restarted television advertising campaigns

COMPETITIVE MARKET POSITION



Worldwide Store Count
705
287
276
282
357
FAT BRANDS 1
FRESH. AUTHENTIC. TASTY.
SHAKE SHACK 2
the Habit BURGER GRILL 3
smashburger 4
IN-N-OUT BURGER 5

1. Includes 366 units open as of 6/28/20, units currently under construction and 322 Johnny Rockets locations open as of 09/21/20.
2. Source: Public filings as of Q1 2020
3. Source: Public filings as of 03/16/2020

3. Source: Company website as of 06/22/2020
4. Source: Company website as of 06/22/2020

PLATFORM BUILT FOR GROWTH

FAT Brands has developed a robust management and systems platform that supports the expansion of its existing brands while enabling the accretive acquisition and efficient integration of additional restaurant concepts

Public Relations	*Staff Training*	*Site Selection*	*Digital & Media Strategy*
Marketing & Advertising	*Financial Planning*	*Supply Chain*	*Restaurant Design*

FAT BRANDS

FRESH. AUTHENTIC. TASTY.

Scalable platform affords FAT Brands the opportunity to synergistically incorporate new concepts with minimal incremental corporate overhead costs

HIGHLY SCALABLE PLATFORM

Continued to grow platform while maintaining cost controls and realizing synergies from acquisitions

Store Count



400
375
350
325
300
275
250
286
341
374
FY 2017
FY 2018
FY 2019

Total Costs & Expenses as % of Revenue[1]



100%
95%
90%
85%
80%
75%
70%
65%
60%
55%
50%
97.7%
70.6%
62.4%
FY 2017
FY 2018
FY 2019

1. Represents Total Revenue excluding Advertising Fees and Total Costs and Expenses excluding Advertising Expenses

GROWTH STRATEGY

Organic Growth Strategy

Robust development pipeline of over 200 new unit commitments includes strong international demand for ownership of US locations

- 19 new store openings across existing brands through 09/21/20 with plans to open 15 additional stores by the end of the year[1].
- Johnny Rockets has had 14 new store openings through 09/21/20 with plans to open an additional 4 stores by the end of the year.[1]

M&A Growth Strategy

There are a number of opportunities that we are pursuing to grow the FAT Brands platform by acquiring well-recognized brands.

- Disciplined and elective approach to evaluate potential acquisition targets focused on brands with track record of long-term, sustainable and profitable operating performance
- We plan to fund these acquisitions with a combination of cash-on-hand and our securitization vehicle.

New Store Openings[1,2]



24
24
37
19
18
2019
2020
Actual
Projected

1. New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results.
2. Actual new store openings excludes Johnny Rockets. Projected new store openings includes Johnny Rockets.

FY 2019 HIGHLIGHTS

Royalties


$15MM
$14MM
$13MM
$12MM
$11MM
$10MM
$12.1MM
$14.9MM
23.1% Increase
FY 2018
FY 2019

Total Revenue


$23MM
$21MM
$19MM
$17MM
$15MM
$17.8MM
$22.5MM
26.2% Increase
FY 2018
FY 2019

Adj. EBITDA[1]


$8MM
$7MM
$6MM
$5MM
$4MM
$5.0MM
$7.7MM
54.2% Increase
FY 2018
FY 2019

Adj. EBITDA Margin[2]


44%
42%
40%
38%
36%
34%
32%
30%
33.9%
41.7%
775bps Increase
FY 2018
FY 2019

1. EBITDA, a non-GAAP measure, is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA, a non-GAAP measure, is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising restaurant costs and expenses, net of revenue, gains from refranchising of restaurants, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.
2. Adjusted EBITDA Margin represents adjusted EBITDA as a percentage of total revenue excluding advertising fees.

FINANCING UPDATE

Successfully closed an additional $40m tranche (M-2) of Series 2020 notes on September 21, 2020 to fund the acquisition of Johnny Rockets and provide liquidity to execute growth strategy

- Utilized accordion feature to add the new M-2 tranche to existing facility
- Weighted average interest rate on the Series 2020 notes of 8.75% per annum

Tranche	Interest Rate	$ Amount
A-2 Notes	6.50%	$20m
B-2 Notes	9.00%	$20m
M-2 Notes	9.75%	$40m
Sellers Note	6.00%	$5m
Total Debt		**$85m**
Series A Preferred	9.90% Cash / 4/00% PIK	$8m
Series B Preferred	8.25%	$15m
Total Debt & Preferred Equity		**$108m**

FINANCING UPDATE

Successfully raised $9.0m in Series B Cumulative Preferred Stock and Warrants that began trading on Nasdaq Capital Market on July 14, 2020 (trading under the symbols FATBP and FATBW, respectively).

Converted a portion of existing Series A Preferred and Series A-1 Preferred *into Series B Preferred*

Entered into Stock Redemption Agreements with Series A Preferred holders to ***redeem and cancel remaining shares***[1]

Increased equity by $15m and insiders converted ~$3m *into Series B Preferred*[2]

Provides capital to ***execute acquisition and growth strategy***

Subsequent to the Series B public offering and related transactions, we acquired from various holders warrants to purchase 554,065 shares of the Company's common stock at an exercise price of $7.20 per share.[3]

1. Concurrent with the closing of the Public Offering, the Company entered into (i) a Stock Redemption Agreement with a holder of the 80,000 Series A Fixed Rate Cumulative Preferred Stock whereby we agreed to redeem and cancel the 80,000 shares of Series A Preferred stock in tranches every six months through December 31, 2021 and (ii) a Stock Redemption Agreement with a holder of 5,000 Series A Fixed Rate Cumulative Preferred Stock whereby we agreed to redeem and cancel the 5,000 shares of Series A Preferred stock immediately.
2. Insiders and affiliates converted approximately $1.9m of existing Series A Preferred Stock and accrued dividends and approximately $1.0m of existing Series B Preferred Stock and accrued dividends.
3. These warrants had been issued in relation to a 2018 financing.

KEY STRATEGIC INITIATIVES


HURRICANE
DOCKSIDE GRILL
BTW
BURGERS + TACOS + WINGS

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

KEY STRATEGIC INITIATIVES - 2020

Third Party Delivery, Virtual Kitchens and Ghost Kitchens

- Successfully implemented third-party delivery through enterprise partnerships with the big four (UberEATS™, GrubHub™, DoorDash™, Postmates™) third-party delivery providers across all brands
- As of 9/21/20, there were 36 virtual kitchens in Fatburger, Buffalo's Cafe and Hurricane locations
- Plans to open over 9 ghost kitchens in 2020
- Expanding native online ordering and white glove delivery across all FAT Brands


HURRICANE
GRILL & WINGS
Live with Flavor
HURRICANE
2GO


FREE
Delivery
by POSTMATES


FATBURGER
THANK YOU!
FATBURGER
Since 1952

KEY STRATEGIC INITIATIVES - 2020

Cross-Selling and Co-Branding Program

- Plans to open first Elevation & Hurricane co-branded location in Q3 2020
- 14 new co-branded Fatburger & Buffalo's units have opened through 09/21/20


FATBURGER
Buffalo's
ELEVATION
HURRICANE
HURRICANE
GRILL & WINGS
PICK-UP
FATBURGER

CAPEX Remodel

- Franchisees taking advantage of COVID-19 related in-store traffic limitations to upgrade dining rooms ahead of re-opening
- Back of house CAPEX focused on virtual kitchens


TRIPLE KING (XXXL) CHALLENGE
Wall of Fame
FATBURGER
Buffalo's

Menu Innovation

- Continued focus on expanding plant-based proteins and vegan offerings (Impossible Burger™, Craig's Vegan™ Ice Cream, and Daiya™ vegan cheese) across FAT Brands restaurant concepts
- Leveraging the cross-utilization of existing ingredients and product offerings through the continued expansion of virtual restaurants across FAT Brands restaurant concepts
- Innovative adaptations to COVID 19 market-place conditions (e.g. selling alcohol via take-out and delivery in Casual Dining brands, etc.)


EAT, DRINK & BE HAPPY
FAMILY MEALS FOR 2
BONE-IN WINGS starting at 29.99
BONELESS WINGS starting at 26.99
BONE-IN/BONELESS WING COMBO starting at 28.99
CHICKEN TENDERS starting at 19.99
FAJITA RICE BOWL starting at 22.99
HALF POUND CHEESE BURGERS starting at 18.49
Contact your LOCAL HURRICANE for EXACT PRICING
CHOOSE ANY OF THE FAMILY MEAL OPTIONS TO SATISFY YOUR CREW.
FAMILY MEALS FOR 4
HURRICANE CHICKEN SALAD starting at 20.99
BONE-IN WINGS starting at 59.99
BONELESS WINGS starting at 53.99
BONE-IN/BONELESS WING COMBO starting at 57.99
CHICKEN TENDERS starting at 39.99
FAJITA RICE BOWL starting at 45.99
HALF POUND CHEESE BURGERS starting at 36.99
ASK YOUR LOCAL HURRICANE GRILL & WINGS ABOUT OUR PEPSI, ICED TEA & ALCOHOL TO-GO OPTIONS.


TRY THE IMPOSSIBLE BURGER.
MEAT FROM PLANTS. WHOA.
TRY IT TODAY $9.50
ADD A PATTY FOR $3.50
IMPOSSIBLE


Sunday BRUNCH
10AM – 2PM
BONANZA STEAKHOUSE


Craig's
100% Vegan deliciousness.
Made with premium cashews.
VEGAN MILKSHAKES
Vanilla
Strawberry
FATBURGER
FATBURGER


elevationburger
IMPOSSIBLE

BONANZA & PONDEROSA - 2020 INITIATIVES

BONANZA STEAKHOUSE
PONDEROSA STEAKHOUSE

Key Brand Initiatives

- Now offering Family Pack for four to-go
- Rationalize menu to move proteins to à la carte
- Significantly increase marketing initiatives and campaigns


DEAL of the WEEK
20 SIGNATURE WINGS & STEAK FRIES
ENJOY OUR SIGNATURE BONE-IN WINGS COOKED TO ORDER AND SERVED WITH STEAK FRIES AND YOUR CHOICE OF RANCH OR BLEU CHEESE DRESSING.
$18.99
Valid on takeout or pick-up only. Not valid on third party delivery. Not valid with any other coupons, discounts or offers. Valid at the Ponderosa Steakhouse in Hillsboro, Ohio location only. Expires 4/30/20.
Open for CURBSIDE PICKUP & DELIVERY
Not available for third party delivery.
Let us do the cooking this MOTHER'S DAY
BONANZA
ENTREES
ADD OUR BUFFET $5.25
ENTREES INCLUDE GARDEN SALAD & POTATO
STEAKS
7oz Top Sirloin 330 cal $11.29
10oz Top Sirloin 450 cal $14.29
Sizzlin Sirloin Tips 540 cal $10.29
Sizzlin 6oz Sirloin 440 cal $9.29
12oz Ribeye 540 cal $17.29
Chopped Steak 430 cal $9.29
16oz Porterhouse 960 cal $19.29
RIBS
HONEY BBQ BABY BACK Full Rack 1020 cal $18.29
Half Rack 660 cal $12.29
BONELESS COUNTRY 3 piece 660 cal $8.99
5 piece 1020 cal $10.99
CHICKEN
Honey BBQ Chicken 620 cal $9.79
Chicken Monterey 770 cal $9.79
Grilled Chicken Breast 180 cal $9.79
SEAFOOD
Coconut Shrimp 650 cal $10.99
Breaded Shrimp (10pc) 400 cal $10.99
Grilled Shrimp (16pc) 800 cal $10.99
Atlantic Cod 500 cal $10.29
Grilled Citrus Salmon 440 cal $13.99
PERFECT PAIRINGS
Steak & Grilled or Breaded Shrimp 770 cal $13.99
Steak & Coconut Shrimp 695 cal $13.99
Steak & Chicken Monterey 1140 cal $13.99
FAMILY PACK for 4 TO-GO
Starting at $25
CALL TO ORDER
276-889-3621
BONANZA STEAKHOUSE

EXPERIENCED MANAGEMENT TEAM

Management Team

Andrew Wiederhorn | President, CEO & Director

Fog Cutter Capital, Wilshire Financial Services Group

Rebecca Hershinger | Chief Financial Officer

CFO Genius Brands, JP Morgan

Jacob Berchtold | COO Fast Casual Division

15+ years w/ Fatburger

Gregg Nettleton | President & COO Casual Dining Division

GBS Enterprises, Black Angus Steakhouses, IHOP

Ron Roe | SVP Finance

Fog Cutter Capital, Piper Jaffray

Thayer Wiederhorn | Chief Marketing Officer

10+ years w/ Fog Cutter Capital and Fatburger

Taylor Wiederhorn | Chief Development Officer

10+ years w/ Fog Cutter Capital and Fatburger

Board of Directors

Edward Rensi | Chairman of the Board

Former President & CEO McDonald's USA, CEO Famous Dave's of America

James Neuhauser, CFA | Director

Stifel Nicolas & Co, Turtlerock Capital, Exec Committee FBR & Co, Trident Financial, Bank of New England

Squire Junger, CPA | Director

Co-Founder Insight Consulting, Former Partner Arthur Anderson

Andrew Wiederhorn | President, CEO & Director

Fog Cutter Capital, Wilshire Financial Services Group

SUMMARY OF INVESTMENT HIGHLIGHTS

- Asset light franchisor model provides the opportunity for strong profit margins and an attractive free cash flow profile while minimizing restaurant operating company risk
- Scalable management platform enables adding new stores and restaurants with minimal incremental corporate overhead cost and significant corporate overhead synergies
- Demonstrated growth capabilities, increasing store count from 286 at FYE 2017 to 374 at FYE 2019, while increasing Adj. EBITDA Margin from 34% in FY 2018 to 42% in FY 2019
- Plan to open ~37 new locations in FY 2020
- Successful brand integrations to date and ability to co-brand restaurants and cross-sell existing franchisees concepts from our portfolio
- Opportunistic acquisition strategy to add additional established, widely recognized brands
- Senior leadership team has more than 200 years of combined experience in the restaurant industry

APPENDIX


FATBURGER
Since 1952

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

EQUITY CAPITALIZATION[1]

Series A Preferred Stock[2,3]	80,000 (Face Value of $8,000,000)
Series B Preferred Stock	663,127 (Face Value of $16,578,186)
Common Stock	11,894,895
Options (WAEP: $8.64)	594,833
Warrants (WAEP: $5.62)	2,421,159

1. Includes $9MM gross proceeds from Series B Preferred Stock Offering ass well as the conversion of Series A Preferred into Series B Preferred, the redemption of Series A Preferred and the conversion of Series A-1 Preferred into Series B Preferred and excluding underwriter warrants.
2. Concurrent with the closing of the Public Offering, the Company entered into a Stock Redemption Agreement with the holder of the 80,000 Series A Fixed Rate Cumulative Preferred Stock whereby we agreed to redeem and cancel the remaining 80,000 shares of Series A Preferred stock in tranches every six months through December 31, 2021.
3. Series A Preferred Stock is considered a liability for purposes of GAAP.

INCOME STATEMENT[1]

FAT Brands Inc. Consolidated Statements of Operations Data
(Unaudited)

(in thousands)	13 weeks ended June 28, 2020	13 weeks ended June 30, 2019	26 weeks ended June 28, 2020	26 weeks ended June 30, 2019
Revenues				
Royalties	$ 2,213	$ 3,663	$ 5,522	$ 7,127
Franchise fees	273	994	449	1,306
Store opening fees	-	184	-	289
Advertising fees	613	1,031	1,544	2,008
Other income	8	23	15	38
Total revenues	3,107	5,895	7,530	10,768
Costs and expenses				
General and administrative expenses	4,104	3,106	7,636	5,820
Impairment of assets	3,174	-	3,174	-
Refranchising loss (gain)	1,006	(467)	1,544	51
Advertising expense	613	1,031	1,544	2,008
Total costs and expenses	8,897	3,670	13,898	7,879
(Loss) income from operations	(5,790)	2,225	(6,368)	2,889
Other income (expense), net				
Interest expense, net	(289)	(834)	(1,911)	(2,520)
Interest expense related to preferred shares	(476)	(431)	(928)	(862)
Change in fair value - derivative liability	1,264	-	1,264	-
Other expense, net	(49)	(124)	(64)	(100)
Total other income (expense), net	450	(1,389)	(1,639)	(3,482)
(Loss) income before income tax (benefit) expense	(5,340)	836	(8,007)	(593)
Income tax (benefit) expense	(1,089)	1,344	(1,386)	625
Net loss	$ (4,251)	$ (508)	$ (6,621)	$ (1,218)
Basic and diluted loss per common share	$ (0.36)	$ (0.04)	$ (0.56)	$ (0.10)

1. Table does not include effects of (i) the July 2020 8.25% Series B Cumulative Preferred Stock Offering and related transactions or (ii) the Johnny Rockets acquisition and related financing

BALANCE SHEET[1]

Consolidated Balance Sheet for FAT Brands Inc. as of June 28, 2020
(Unaudited)

(in thousands)		As of June 28, 2020
Cash and restricted cash	$	3,488
Total assets	$	90,890
Total liabilities	$	94,478
Total stockholders' deficit	$	(3,588)

1. Table does not include effects of (i) the July 2020 8.25% Series B Cumulative Preferred Stock Offering and related transactions or (ii) the Johnny Rockets acquisition and related financing

EBITDA & ADJUSTED EBITDA RECONCILIATION[1]

FAT Brands Inc. Consolidated EBITDA and Adjusted EBITDA Reconciliation
(Unaudited)

(in thousands)	13 weeks ended June 28, 2020	13 weeks ended June 30, 2019	26 weeks ended June 28, 2020	26 weeks ended June 30, 2019
Net loss	$ (4,251)	$ (508)	$ (6,621)	$ (1,218)
Interest expense, net	765	1,265	2,839	3,382
Income tax (benefit) expense	(1,089)	1,344	(1,386)	625
Depreciation and amortization expense	268	140	500	271
EBITDA	(4,307)	2,241	(4,668)	3,060
Provision for (recovery of) bad debts	907	-	1,069	(91)
Share-based compensation expenses	1	78	16	159
Non-cash lease expenses (1)	42	64	83	124
Acquisition costs	80	120	130	197
Refranchising loss (gain)	1,006	(467)	1,544	51
Impairment loss	3,174	-	3,174	-
Change in fair value - derivative liability	(1,264)	-	(1,264)	-
Adjusted EBITDA	$ (361)	$ 2,036	$ 84	$ 3,500

(1) Includes non-cash lease expense costs related to new lease accounting standards

1. Table does not include effects of (i) the July 2020 8.25% Series B Cumulative Preferred Stock Offering and related transactions or (ii) the Johnny Rockets acquisition and related financing

DEFINITIONS

"EBITDA," a non-GAAP measure, is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP.

"Adjusted EBITDA," a non-GAAP measure, is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising restaurant costs and expenses, net of revenue, gains from refranchising of restaurants, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

"Same-store sales" or "SSS" a non-GAAP measure, reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open for at least one full fiscal year regardless of whether the brand during the prior measurement period was owned by FAT Brands or a predecessor. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Thus, we do not include stores in the comparable base until they have been open for at least one full fiscal year. Excludes Elevation Burger as we did not own the brand for the full fiscal year of 2019.

"System-wide sales," a non-GAAP measure, reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.

CONTACT

INVESTOR RELATIONS:

ICR
ASHLEY DESIMONE
IR-FATBRANDS@ICRINC.COM
646-677-1827

MEDIA RELATIONS:

JCONNELLY
ERIN MANDZIK
EMANDZIK@JCONNELLY.COM
862-246-9911